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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported): January 16, 2001 (January 12,
                                                  2001)

                          HARRAH'S ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                 1-10410                    62-1411755
 (State or other jurisdiction     (Commission               (I.R.S. Employer
       of incorporation)          File Number)             Identification No.)


         ONE HARRAH'S COURT
          LAS VEGAS, NEVADA                                       89119
(Address of Principal Executive Offices)                        (Zip Code)


                                 (702) 407-6000
          -------------------------------------------------------------
              (Registrant's telephone number, including area code)


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)
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ITEM 5.  OTHER EVENTS

         On January 15, 2001, the Registrant announced that its board of directors had approved the Registrant's participation in the proposed bankruptcy reorganization plan filed by JCC Holding Company, owner of the Harrah's New Orleans Casino. The Registrant owns approximately 43 percent of JCC Holding Company. A copy of the press release is attached hereto as Exhibit 99(1).

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

                  (c)      Exhibits

                           99(1) Text of press release, dated January 15, 2001, of the Registrant.
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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  HARRAH'S ENTERTAINMENT, INC.


Date: January 16, 2001            By: /s/ Stephen H. Brammell
                                      ------------------------------------------
                                      Name:  Stephen H. Brammell
                                      Title: Senior Vice President and
                                             General Counsel